                                                                     EXHIBIT 3.3

                                    BYLAWS



                                      OF



                         BARRETT RESOURCES CORPORATION



(As revised pursuant to a unanimous written Consent Of Directors effective as of
                              February 25, 1999)

                                    BYLAWS

                                      OF

                         BARRETT RESOURCES CORPORATION

                                  ARTICLE I.

                                    Offices
                                    -------

          The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware or such other city and county as the board of directors shall determine.

          The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II.

                                 Stockholders
                                 ------------

          Section 1.  Annual Meeting.  Beginning in 1988, the annual meeting of
                      --------------
the stockholders shall be held at a time and date fixed by the board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held at the annual meeting of the stockholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as conveniently may be.

          Section 2.  Special Meetings.  Special meetings of the stockholders,
                      ----------------
for any purpose, unless otherwise prescribed by statute, may be called by the president or by the board of directors.

          Section 3.  Place Of Meeting.  The person or persons authorized to
                      ----------------
call any annual or special meeting may designate any place, either within or outside Delaware, as the place for the meeting. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or outside Delaware, as the place for such meeting. If no designation is made, the place of meeting shall be the principal corporate offices of the corporation.

          Section 4. Record Dates.
                     ------------

          (a) Meetings.  In order that the Corporation may determine the
              --------
stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the

                                       2
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purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than ten days before the record date is fixed: (1) the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) Record Date for Action by Written Consent.  In order that the
              -----------------------------------------
Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall reasonably promptly, but in all events within ten (10) business days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 4(b)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this
Section 4(b) or otherwise within ten (10) business days after the date on which such a request is received, the record date for determining stockholders entitled to consent to such corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of stockholders meetings are recorded, to the attention of the Secretary. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

          Section 5.  Notice Of Meeting.  Written notice stating the place, day
                      -----------------
and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than 60 days before the date of the meeting, unless otherwise required by statute, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock books of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place

                                       3
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thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

          Section 6.  Organization.  The president or any vice president shall
                      ------------
call meetings of stockholders to order and act as chairman of such meetings. In the absence of said officers, any stockholder entitled to vote at that meeting, or any proxy of any such stockholder, may call the meeting to order and a chairman shall be elected by a majority of the stockholders entitled to vote at that meeting. In the absence of the secretary or any assistant secretary of the corporation, any person appointed by the chairman shall act as secretary of such meetings.

          Section 7.  Agenda And Procedure.  The board of directors shall have
                      --------------------
the responsibility of establishing an agenda for each meeting of stockholders, subject to the rights of stockholders to raise matters for consideration which may otherwise properly be brought before the meeting although not included within the agenda. The chairman shall be charged with the orderly conduct of all meetings; provided however, that in the event of any difference in opinion with respect to the proper cause of action which cannot be resolved by reference to statute, or to the articles of incorporation or these bylaws, Robert's Rules Of Order (as last revised) shall govern the disposition of the matter.

          Section 8.  Voting Lists.  The officer who has charge of the stock
                      ------------
books of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of each stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 9.  Quorum.  The majority of the outstanding shares of the
                      ------
corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders for the transaction of business except as otherwise provided by statute or the certificate of incorporation. If fewer than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time in accordance with Section 5 of this Article II until a quorum shall be present or represented.

          Section 10.  Manner Of Acting.  When a quorum is present at any
                       ----------------
meeting, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless a different vote is required by law or the certificate of incorporation, in which case such express provision shall govern.

          Section 11.  Informal Action By Stockholders.
                       -------------------------------

          (a) Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, provided that a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would require the filing of a certificate with the Secretary of State of Delaware under the General Corporation Law of the State of Delaware if such action had been voted on by stockholders at a meeting thereof, the certificate filed shall state, in lieu of any statement required under law concerning any vote of stockholders, that written consent has been given in accordance with the provision of law and that written notice has been given as provided by law.

          (b) Review of Written Consent.  In the event of the delivery, in the
              -------------------------
manner provided by Section 4(b), to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations (each such written consent and related revocation is referred to in this Section 11(b) as a "Consent"), the Secretary shall provide for the safe-keeping of such Consent and shall conduct such reasonable investigation as he or she deems necessary or appropriate for the purpose of ascertaining the validity of the Consent and all matters incident thereto, including, without limitation, whether stockholders having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the election, designation, appointment, removal or replacement of one or more members of the Board of Directors, the Secretary shall engage nationally recognized independent inspectors of elections for the purpose of performing the actions of the Secretary under this Section 11(b). For the purpose of permitting the Secretary or the independent inspectors (as the case may be) to perform the functions under this Section 11(b), no action by written consent without a meeting shall be effective until such date as the Secretary or the independent inspectors (as the case may be) certify to the Corporation that the Consents delivered to the Corporation in accordance with Section 11(b) represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 11(b) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any Consent, whether before or after such investigation or certification by the Secretary or the independent inspectors (as the case may be), or to take any other actions including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation.

          (c) Effectiveness of Written Consent.  Every written consent shall
              --------------------------------
bear the date of signature of each stockholder who signs the written consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the date the earliest dated written consent was received in accordance with Section 4(b), a written consent or consents signed by a sufficient number of stockholders to take such action are delivered to the

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

Corporation in the manner prescribed in Section 4(b).

          Section 12.  Proxies.  Each stockholder entitled to vote at a meeting
                       -------
of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any other person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period.

          Section 13.  Voting Of Shares.  Unless otherwise provided in the
                       ----------------
certificate of incorporation and subject to the provisions of Section 4 of this
Article II, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. In the election of directors, each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote. Cumulative voting shall not be allowed.

          Section 14.  Voting Of Shares By Certain Holders.  Persons holding
                       -----------------------------------
stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation the pledgor has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such shares and vote thereon. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and if furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall be as set forth in the General Corporation Law of the State of Delaware.

          Section 15.  Inspectors.  The chairman of the meeting may at any time
                       ----------
appoint one or more inspectors to serve at a meeting of the stockholders. Such inspector(s) shall decide upon the qualifications of voters, including the validity of proxies, accept and count the votes for and against the questions presented, report the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. The inspector(s) does not need to be a stockholder of the corporation, and any director or officer of the corporation may be an inspector on any question other than a vote for or against his election to any position with the corporation or on any other question in which he may be directly interested.

          Section 16.  Stockholder Proposals.  At any special meeting of the
                       ---------------------
stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof). No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the

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Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 16 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 16.

          In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have been given timely notice thereof in proper written form to the Secretary of the Corporation.

          To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than 130 days prior to the date of the anniversary of the previous year's annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety
(90) days prior to such annual meeting or the tenth (10/th/) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was first made by the Corporation. (Notwithstanding the foregoing, only in the case of the annual meeting for 1999, to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than the later of thirty (30) days prior to the date of the meeting or ten (10) days after the first public disclosure by the Corporation of the requirements of this Section 16, by filing a copy of this Section 16 in any filing with the Securities and Exchange Commission or otherwise.) In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for a giving of a stockholder's notice under this Section 16.

          To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (v) the names and addresses of other stockholders known by the stockholder proposing such business to support the proposal, and the class and number of shares of the Corporation's capital stock known to be beneficially owned by such other stockholders, and (vi) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

          No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 16, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 16 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                                 ARTICLE III.

                              Board Of Directors
                              ------------------

          Section 1.  General Powers.  The business and affairs of the
                      --------------
corporation shall be managed by or under the direction of its board of directors, except as otherwise provided in the General Corporation Law of the State of Delaware or the certificate of incorporation.

          Section 2.  Number, Tenure And Qualification.  The number of directors
                      --------------------------------
of the corporation shall be as determined by the board of directors and shall be not fewer than three nor more than 13. Directors shall be elected at each annual meeting of stockholders except as otherwise provided in Section 3 of this
Article III or the certificate of incorporation. Each director shall hold office until his successor shall have been elected and qualified or until the earliest of his death, resignation or removal. Directors need not be residents of Delaware or stockholders of the corporation.

          Any amendment or repeal of any provision or all provisions of this
Article III, Section 2, or the adoption of any provision inconsistent with any provision or all provisions of this Article III, Section 2, shall, in addition to any other vote or approval required by law or by these bylaws or by the certificate of incorporation, require the affirmative vote of (a) at least 75 percent of all the directors including at least two-thirds of the Independent Directors (as defined in Article IV, Section 9 of these bylaws, together with other capitalized terms used in Article III of these bylaws), or (b) (i) at least 66 percent of the outstanding shares of each class of Voting Stock, and
(ii) at least a majority, not including shares owned by Interested Persons, of the outstanding shares of each class of Voting Stock.

          Section 3.  Notice Of Nominations.  Nominations for the election of
                      ---------------------
directors may be made by the board of directors or a committee of the board of directors or by any stockholder entitled to vote for the election of directors. Nominations by the board of directors or a committee of the board of directors may be made by oral or written notice delivered to the secretary of the corporation by any officer or director on behalf of the board of directors or committee at any time prior to or at any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by the board of directors or a committee of the board of directors shall set forth the names of the nominees. (A) Nominations by stockholders for all meetings prior to and including the annual meeting of stockholders held in 1999 shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation not less than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected; provided, however, that if less than 60 days' notice of the meeting is given to stockholders, written notice of nominations of directors by stockholders shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders and (B) for all meetings of stockholders after the annual meeting of stockholders held in 1999 nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than ninety (90) days nor more than 130 days prior to (i) any meeting (other than an annual meeting) at which directors are to be elected, appointed or designated or, (ii) in the case of an annual meeting, the anniversary of the previous year's annual meeting; provided, however, if, (x) in the case of an annual meeting, the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date or, (y) in the case of any other meeting, less than 100 days' notice of the meeting is given to stockholders, then notice by the stockholder must be delivered to the Corporation no later than the later of the close of business ninety (90) days prior to such meeting or the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was first made by the Corporation (and in no event shall the public announcement of an adjournment of the meeting commence a new time period for a giving of a stockholder's notice under this Section). Nominations by stockholders for directors to be elected by written consent of stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation not less than 60 days nor more than 90 days prior to the first solicitation of any written consents of stockholders for the election of those nominees. To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. The chairman of any meeting of stockholders of the corporation may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

          Any amendment or repeal of any provision or all provisions of this
Article III, Section 3, or the adoption of any provision inconsistent with any provision or all provisions of this Article III, Section 3, shall, in addition to any other vote or approval required by law or by these bylaws or by the certificate of incorporation, require the affirmative vote of (a) at least 75 percent of all the directors including at least two-thirds of the Independent Directors, or (b) (i) at least 66 percent of the outstanding shares of each class of Voting Stock, and (ii) at least a majority, not including shares owned by Interested Persons, of the outstanding shares of each class of Voting Stock.

          Section 4.  Vacancies.  Any director may resign at any time by giving
                      ---------
written notice to the corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy or newly created directorship resulting from an increase in the authorized number of directors may be filled by the affirmative vote of the majority of directors then in office, although less than a quorum, or by a sole remaining director, and a director so chosen shall hold office until the next annual election and until his successor is duly elected and qualified, unless sooner displaced. If at any time, by reason of death, resignation or other cause, the corporation should have no directors in office, then an election of directors may be held in the manner provided by law. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill any vacancy or vacancies, with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next annual election and until his successor is duly elected and has qualified.

          Section 5.  Regular Meetings.  Unless otherwise approved by the board
                      ----------------
of directors, a regular meeting of the board of directors shall be held without other notice than this bylaw immediately after and at the same place as the annual meeting of stockholders. The board of directors may provide by resolution the time and place, either within or outside Delaware, for the holding of additional regular meetings without other notice than such resolution.

          Section 6.  Special Meetings.  Special meetings of the board of
                      ----------------
directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Delaware, as the place for holding any special meeting of the board of directors called by them.


          Section 7.  Notice.  Notice of any special meeting shall be given at
                      ------
least five days previously thereto by written notice delivered personally or mailed to each director at his business address, or by notice given at least two days previously thereto by telegraph. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

          Section 8.  Quorum.  A majority of the number of directors then in
                      ------
office shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 9.  Manner Of Acting.  The vote of the majority of the
                      ----------------
directors present at a meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by law or the certificate of incorporation.

          Section 10. Removal.  Unless otherwise restricted by law, any
                      -------
director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at a meeting of stockholders.

          Section 11. Committees.  The board of directors may, by resolution
                      ----------
passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amend the certificate of incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or to amend the bylaws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

          Section 12. Compensation.  Unless otherwise restricted by the
                      ------------
certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at such meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of any committee of the board may be allowed like compensation for attending committee meetings.

          Section 13. Informal Action By Directors.  Unless otherwise
                      ----------------------------
restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the board or committee.

          Section 14. Meetings By Telephone.  Unless otherwise restricted by
                      ---------------------
the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee thereof, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting in such manner shall constitute presence in person at the meeting.

                                  ARTICLE IV.

           Activities By, And Transactions With, Interested Persons
           --------------------------------------------------------

          Section 1.  No Acquisitions Of Additional Voting Stock.  After an
                      ------------------------------------------
Interested Person (defined below together with other capitalized terms used in this Article IV) has become an Interested Person, that Interested Person shall not become the beneficial owner of any additional shares of Voting Stock except as part of (a) the transaction that results in that Person first becoming an Interested Person, or (b) pursuant to a Business Combination entered into in accordance with the certificate of incorporation of the Corporation.

          Section 2.  Certain Events.  After any Interested Person has become an
                      --------------
Interested Person, (a) there shall be no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) without Independent Director Approval, and (b) there shall be an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of shares of outstanding Common Stock, unless the failure to increase such annual dividend rate receives Independent Director Approval.

          Section 3.  Certain Benefits.  After an Interested Person has become
                      ----------------
an Interested Person, neither that Interested Person nor its Affiliates shall receive the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with a Business Combination or otherwise, unless such benefit receives Independent Director Approval.

          Section 4.  Board Decisions.  A vote by Independent Directors
                      ---------------
sufficient to constitute Independent Director Approval shall be sufficient to determine, for the purposes of this Article IV, on the basis of information known to the board of directors, (a) the number of shares of Voting Stock beneficially owned by any Person, (b) whether a Person is an Affiliate or Associate of another, (c) whether a Person has an agreement, arrangement or understanding with another as to any matter referred to in this Article IV, (d) whether the assets subject to any Business Combination constitute a Substantial Part of the assets of the Corporation or Subsidiary in question, or (e) any factual matter relating to the applicability or effect of this Article IV.

          Section 5.  Board Demands.  A majority of the Independent Directors
                      -------------
may demand that any Person (a "Potential Interested Person") who the majority of the Independent Directors has reason to believe is an Interested Person or who the majority of the Independent Directors believes holds of record Voting Stock beneficially owned by any Interested Person supply the Corporation with complete information as to (a) the record owner(s) of all shares beneficially owned by that Potential Interested Person, (b) the beneficial owner(s) of all shares held of record by that Potential Interested Person, (c) the number of, and class or series of, shares beneficially owned by that Potential Interested Person and the certificate number(s) of the stock certificate(s) evidencing such shares, (d) the number of, and class or series of, shares held of record by that Potential Interested Person and the certificate number(s) of the stock certificate(s) evidencing such shares, and (e) any factual matter relating to the applicability or effect of this Article IV as may be reasonably requested of that Potential Interested Person. Any Potential Interested Person requested to provide information pursuant to this Article IV, Section 5 shall furnish that information within ten days after receipt of that request.

          Section 6.  Binding Decisions.  Any determinations made by the board
                      -----------------
of directors, or by the Independent Directors, as the case may be, pursuant to this Article IV in good faith and on the basis of such information and assistance as was then reasonably available for that purpose shall be conclusive and binding upon the Corporation and its stockholders, including any Interested Person.

          Section 7.  Waiver Of Provisions.  Any or all of the provisions of
                      --------------------
this Article IV, and their application to any or all Interested Persons or any or all Business Combinations, may be waived in whole or in part by Independent Director Approval.

          Section 8.  Amendment; Repeal.  Any amendment or repeal of any
                      -----------------
provision or all provisions of this Article IV, or the adoption of any provision inconsistent with any provision or all provisions of this Article IV, shall, in addition to any other vote or approval required by law or by these bylaws or by the certificate of incorporation, require the affirmative vote of (a) at least 75 percent of all the directors including at least two-thirds of the Independent Directors, or (b) (i) at least 66 percent of the outstanding shares of each class of Voting Stock, and (ii) at least a majority, not including shares owned by Interested Persons, of the outstanding shares of each class of Voting Stock.

          Section 9.  Definitions.  For purposes of this Article IV (and of
                      -----------
other Articles where specified in these bylaws) the following terms shall have the meanings indicated:

          (i) AFFILIATE. An "Affiliate" of a specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

         (ii) ASSOCIATE. "Associate", when used to indicate a relationship with any Person, means (A) any corporation or organization (other than the Corporation or a Subsidiary) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities,
               (B) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (C) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or is an officer or director of any corporation controlling or controlled by such Person.

         (iii) BENEFICIAL OWNERSHIP. "Beneficial Ownership" has the same meaning as in Rule 13d-3 under the Securities Exchange Act Of 1934 (or any successor rule or statutory provision) or, if Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on January 1, 1994. A Person shall, in any event, also be deemed to be the "beneficial owner" of each of the following:

               (A) any Voting Stock that such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly;

               (B) any Voting Stock that such Person or any of its Affiliates or Associates possesses (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (excluding any agreement, arrangement or understanding with the Corporation to effect a Business Combination) or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (2) sole or shared voting or investment power with respect to such Voting Stock pursuant to any agreement, arrangement, understanding, relationship or otherwise (excluding any revocable proxies granted for a particular meeting with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

               (C) any Voting Stock that is beneficially owned, directly or indirectly, by any other Person with which such first mentioned Person or any of its Affiliates or Associates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

               No director or officer of the Corporation, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed to beneficially own any Voting Stock beneficially owned by any other such director or officer (or any Associate or Affiliate of any such director or officer). No employee stock ownership or similar plan of the Corporation or any Subsidiary or any trustee of such a plan, nor any Associate or Affiliate of any such trustee, shall, solely by reason of such capacity of such trustee, be deemed to beneficially own any Voting Stock held under any such plan.

               To compute the percentage beneficial ownership of Voting Stock of a Person in order to determine if such Person is an Interested Person, the outstanding Voting Stock shall include shares deemed owned by such Person through application of Section 9(iii)(B) of this Article IV, and any other Voting Stock that may be issuable by the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Voting Stock shall include only Voting Stock then outstanding.

          (iv) BUSINESS COMBINATION. "Business Combination" means any of the following:

               (A)  Merger.  Any merger or consolidation of the Corporation or
                    ------
                    any Subsidiary with or into (1) any Interested Person or any Affiliate of an Interested Person or (2) any other corporation, limited partnership, limited liability company or other entity (regardless of whether it is itself an Interested Person) if, after such merger or consolidation, the surviving or resulting entity would be an Affiliate of an Interested Person.

               (B)  Sale, Etc.  Any sale, lease, exchange, mortgage, pledge,
                    ----------
                    transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Person or Affiliate of an Interested Person of any Substantial Part of the assets of the Corporation or any Subsidiary.

               (C)  Issuance Of Equity Securities.  The issuance or transfer by
                    -----------------------------
                    the Corporation or by a Subsidiary (in one transaction or a series of related transactions) of any Equity Securities of the Corporation or any Subsidiary to any Interested Person or Affiliate of an Interested Person except for (1) the exercise, exchange or conversion of securities exercisable or exchangeable for or convertible into such stock that were beneficially owned by that Person before it became an Interested Person or (2) a dividend, distribution, exchange or conversion of securities that does not result in an increase in the proportionate share beneficially owned by that Interested Person of any class or series of stock of the Corporation or any Subsidiary.

               (D)  Plan Of Liquidation.  The adoption of any plan or proposal
                    -------------------
                    to liquidate or dissolve the Corporation if, as of the record date for the determination of stockholders entitled to notice of and to vote on the plan or proposal, any Person is an Interested Person.

               (E)  Reclassification.  Any reclassification of securities
                    ----------------
                    (including any reverse stock split) or recapitalization of the Corporation, or any reorganization, merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (regardless of whether the transaction is with or into or otherwise involving an Interested Person) that has the effect, directly or indirectly, of increasing the percentage beneficially owned by any Interested Person of any class of Equity Securities of the Corporation or any Subsidiary, except as a result of immaterial changes due to fractional share adjustments.

          (v)  CORPORATION.  The "Corporation" means Barrett Resources
               Corporation.

          (vi) EQUITY SECURITY. "Equity Security" means any stock or similar security, certificate of interest or participation in any profit sharing agreement, preorganization certificate or subscription, transferable share, voting trust certificate or certificate of deposit for an equity security, limited partnership interest, interest in a joint venture, or certificate of interest in a business trust; or any security convertible with or without consideration into such a security, or carrying any warrant or right to subscribe to or purchase such a security; or any such warrant or right; or any put, call, straddle, or other option or privilege of buying such a security from or selling such a security to another without being bound to do so.

        (vii) INDEPENDENT DIRECTOR. "Independent Director" means any member of the board of directors of the Corporation who is not an employee of the Corporation or any Subsidiary and who is not an Affiliate or Associate of, and not a nominee of, either (1) an Interested Person who is an Interested Person with respect to a Business Combination that has been proposed during the two-year period preceding the date of the action in question, or an Affiliate of such Interested Person, or (2) an Interested Person involved in a transaction, matter, or other proposal that is the subject of a vote of the board of directors or a committee of the board of directors for which a determination of Independent Director status is being made, or an Affiliate of such Interested Person.

       (viii) INDEPENDENT DIRECTOR APPROVAL. "Independent Director Approval" means approval by at least two-thirds of the Independent Directors at a time when the number of Independent Directors is at least equal to two-thirds of the number of Independent Directors immediately before the Interested Person became an Interested Person.

         (ix) INTERESTED PERSON. "Interested Person" means any Person (other than the Corporation or any Subsidiary) who or which, as of any particular date, is the beneficial owner, directly or indirectly, of more than 15 percent of the outstanding shares of any single class, or of all classes in the aggregate, of Voting Stock.

          (x)  PERSON.  "Person" means any individual or entity.

         (xi) SUBSIDIARY. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation, except that for the purposes of the definition of Interested Person the term "Subsidiary" means only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

        (xii) SUBSTANTIAL PART. "Substantial Part" means assets having a book value in excess of 20 percent of the book value of the total consolidated assets of the Corporation (or Subsidiary, if applicable) (determined in according with generally accepted accounting principles), at the end of its most recent fiscal year ending before the determination is made.

       (xiii) VOTING STOCK. "Voting Stock" means outstanding shares of capital stock generally entitled to vote in the election of directors, or, with respect to any particular matter, generally entitled to vote on that matter.

          Section 10.  Severability.  If any provision (or portion thereof) of
                       ------------
this Article IV is found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Article IV shall be deemed to remain in full force and effect and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its stockholders that each such remaining provision (or portion thereof) of this
Article IV remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including Interested Persons, notwithstanding any such finding.

                                  ARTICLE V.

                              Officers And Agents
                              -------------------

          Section 1.  General.  The officers of the corporation shall be a
                      -------
president, a secretary and a treasurer. The board of directors may appoint such other officers, assistant officers, and agents, a chairman or vice-chairmen of the board, assistant secretaries and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the board of directors. The salaries of all the officers of the corporation shall be fixed by the board of directors. Any number of offices may be held by the same person with the exception of the office of president and secretary being held simultaneously by the same person, or as otherwise provided in the certificate of incorporation or these bylaws.

          Section 2.  Election And Term Of Office.  The officers of the
                      ---------------------------
corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and qualified or until the earliest to occur of his death, resignation or removal.

          Section 3.  Removal.  Any officer or agent elected or appointed by the
                      -------
board of directors may be removed at any time by the board whenever in its judgment the best interests of the corporation will be served thereby.

          Section 4.  Vacancies.  Any officer may resign at any time upon
                      ---------
written notice to the corporation. Such resignation shall take effect at the time stated therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in any office by death, resignation, removal or otherwise shall be filled by the board of directors for the unexpired portion of the term. If any officer shall be absent or unable for any reason to perform his duties, the board of directors, to the extent not otherwise consistent with these bylaws or law, may direct that the duties of such officer during such absence or inability shall be performed by such other officer or assistant officer as seems advisable to the board.

          Section 5.  Authority And Duties Of Officers.  The officers of the
                      --------------------------------
corporation shall have the authority and shall exercise the powers and perform the duties specified below, and as may be otherwise specified by the board of directors or by these bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law, and in cases where the duties of any officer or agent are not prescribed by these bylaws or by the board of directors, such officer or agent shall follow the orders and instructions of (a) the president, and if a chairman of the board is elected, then (b) the chairman of the board.

               (a)   President. The President, subject to the direction and
                     ---------
supervision of the
board of directors, shall have the following responsibilities: (i) be the chief executive officer of the corporation and have general and active control of its affairs, business and property and general supervision of its officers, agents and employees; (ii) preside at all meetings of the stockholders; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) sign or countersign all certificates, contracts and other instruments of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. In addition, the president shall, unless otherwise directed by the board of directors, attend in person or by substitute appointed by them, or by written instruments appointing proxy or proxies to represent the corporation, all meetings of the stockholders of any corporation in which the corporation shall hold any stock and may, on behalf of the corporation, in person or by substitute or proxy, execute written waivers of notice and consents with respect to such meetings. At all such meetings, and otherwise, the president, in person or by substitute or proxy as aforesaid, may vote the stock so held by the corporation and may execute written consent and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the board of directors. Subject to the directions of the board of directors, the president shall exercise all other powers and perform all other duties normally incident to the office of president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board. If a chairman of the board has been elected, the chairman of the board shall have, subject to the direction and modification of the board of directors, all the same responsibilities, rights and obligations as described in these bylaws for the president.

          (b)  Vice Presidents.  The vice presidents, if any shall be elected,
               ---------------
and if they be so directed shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president designated by the board of directors or (if there be no such designation) designated in writing by the president shall have the powers and perform the duties of the president. If no such designation shall be made all vice presidents may exercise such powers and perform such duties.

          (c)  Secretary.  The secretary shall perform the following functions:
               ---------
(i) record or cause to be recorded the proceedings of the meeting of the stockholders, the board of directors and any committees of the board of directors in a book to be kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the corporation; (iv) keep at the corporation's registered office or principal place of business within or outside Delaware a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; and (vi) in general, perform all other duties as from time to time may be assigned to him by the president, or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

          (d)  Treasurer.  The treasurer shall perform the following functions:
               ---------
(i) be
the principal financial officer of the corporation and have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and deposit the same in accordance with the instructions of the board of directors; (ii) receive and give receipts and acquittances for monies paid in on account of the corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit, and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations; and (iv) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or the board of directors. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

          Section 6.  Surety Bonds.  The board of directors may require any
                      ------------
officer or agent of the corporation to execute to the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          Section 7.  Salaries.  Officers of the corporation shall be entitled
                      --------
to such salaries, emoluments, compensation or reimbursement as shall be fixed or allowed from time to time by the board of directors.

                                  ARTICLE VI.

                                     Stock
                                     -----

          Section 1.  Certificates.  Each holder of stock in the corporation
                      ------------
shall be entitled to have a certificate signed in the name of the corporation by the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates of stock shall be consecutively numbered and shall be in such form consistent with law as shall be prescribed by the board of directors.

          Section 2.  Record.  A record shall be kept of the name of each
                      ------
person or other entity holding the stock represented by each certificate for shares of the corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. The person or other entity in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the corporation.

          Section 3.   Consideration For Shares.  Shares shall be issued for
                       ------------------------
such consideration (but not less than the par value thereof) as shall be determined from time to time by the board of directors. Treasury shares shall be disposed of for such consideration as may be determined from time to time by the board. Such consideration may consist, in whole or in part, of cash, personal property, real property, leases of real property, services rendered, or promissory notes, and shall be paid in such form, in such manner and at such times as the directors may require.

          Section 4.  Issuance of Stock.  The capital stock issued by the
                      -----------------
corporation shall be deemed to be fully paid and nonassessable stock, if: (a) the entire amount of the consideration has been received by the corporation in the form or forms set forth in Section 3 of this Article VI and if any part of the consideration is in the form of a promissory note or other obligation, such note or obligation has been satisfied in full; or (b) not less than the amount of the consideration determined to be capital pursuant to statute has been received by the corporation in the form or forms set forth in Section 3 of this
Article VI and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price; provided, however, nothing contained herein shall prevent the board of directors from issuing partly paid shares as described herein.

          The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend upon partly paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

          The directors may from time to time demand payment, in respect of each share of stock not fully paid, of such sum of money as the necessities of the business may, in the judgment of the board of directors, require, not exceeding in the whole, the balance remaining unpaid on said stock, and such sum so demanded shall be paid to the corporation at such times and by such installments as the directors shall direct. The directors shall give written notice of the time and place of such payments, which notice shall be mailed to each holder or subscriber to his last known post office address at least thirty days before the time for such payment for stock which is not fully paid.

          The corporation may, but shall not be required to, issue fractions of a share. If it does not issue fractions of a share, it shall: (a) arrange for the disposition of fractional interests by those entitled thereto; (b) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (c) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquida-tion. The board of directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the board of directors may impose.

          The board of directors may, at any time and from time to time, if all of the shares of capital stock which the corporation is authorized by its certificate of incorporation to issue have not been issued, subscribed for, or otherwise committed to be issued, issue or take subscriptions for additional shares of its capital stock up to the amount authorized in its certificate of incorporation.

          Section 5.  Lost Certificates.  In case of the alleged loss,
                      -----------------
destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.

          Section 6.  Transfer Of Shares.  Upon surrender to the corporation or
                      ------------------
to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in the stock books.

          Section 7.  Registered Stockholders.  The corporation shall be
                      -----------------------
entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and the corporation shall be entitled to hold liable for calls and assessments a person registered on its books as the owner of shares, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise provided by the laws of Delaware.

          Section 8.  Transfer Agents, Registrars And Paying Agents.  The board
                      ---------------------------------------------
may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                 ARTICLE VII.

                   Indemnification Of Officers And Directors
                   -----------------------------------------

          Section 1.  Indemnification Of Directors, Officers, And Others.  Any
                      --------------------------------------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation, or is or was at any time since the inception of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including serving as trustee, plan administrator or other fiduciary of any employee benefit plan, shall be indemnified by the corporation to the full extent permitted by the General Corporation Law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect).

          Section 2.  Indemnification Of Officers, Directors And Employees
                      ----------------------------------------------------
Pursuant To The Common Law Or Statutory Provisions Other Than The General
-------------------------------------------------------------------------
Corporation Law Of The State Of Delaware.  Any person who was or is a party or
----------------------------------------
is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation, or is or was at any time since the inception of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust or other enterprise, including serving as trustee, plan administrator or other fiduciary of any employee benefit plan, shall be indemnified by the corporation to the full extent permitted by the common law and by any statutory provision other than the General Corporation Law of the State of Delaware.

          Section 3.  Mandatory Advance Of Expenses.  Reasonable expenses
                      -----------------------------
incurred in defending any action, suit or proceeding described in Section 1 or 2 of this Article VII shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the corporation if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII.

          Section 4.  Payment Of Indemnified Claims.  Reasonable amounts
                      -----------------------------
required to be paid in settlement or as a judgment in any action, suit or proceeding described in Section 1 or 2 of this Article VII shall be paid by the corporation within 90 days of the receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the corporation if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII; provided however, that the corporation shall not be required to pay such amounts if a majority of the members of the Board of Directors vote to deny the request for indemnification within the 90 day period set forth in this Section 4 if such amounts previously have not been paid by the corporation in accordance with this Section 4.

          Section 5.  Rights Of Appeal.  In the event that the corporation
                      ----------------
advances funds for indemnification pursuant to this Article VII, and, subsequently, indemnification pursuant to this Article VII is declared unenforceable by a court, or the corporation determines that the director, officer or employee on whose behalf the funds were advanced is not entitled to indemnification pursuant to this Article VII, then such director, officer or employee shall have the right to retain the indemnification payments until all appeals of the court's or the corporation's decision have been exhausted.

          Section 6.  Additional Indemnification.  Without limiting the
                      --------------------------
indemnification otherwise provided by this Article VII, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation or a wholly owned subsidiary of the corporation, or is or was at any time since the inception of the corporation a trustee, plan administrator or other fiduciary of any employee benefit plan of the corporation or a wholly owned subsidiary of the corporation, shall be indemnified by the corporation against all expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, including an action or suit by or in the right of the corporation to procure a judgment in its favor, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          Section 7.  Indemnification Not Exclusive.  The indemnification
                      -----------------------------
provided in this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          Section 8.  Insurance.  By action of the board of directors,
                      ---------
notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board may deem appropriate, on behalf of any person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under applicable provisions of laws.

          Section 9.  Applicability; Effect.  Any indemnification and
                      ---------------------
advancement of expenses provided by or granted pursuant to this Article VII shall be applicable to acts or omissions that occurred prior to the adoption of this Article VII, shall continue as to any persons who ceased to be a director, officer, or employee of the corporation or a wholly owned subsidiary of the corporation, or was serving as or has since ceased to be a trustee, plan administrator or other fiduciary of any employee benefit plan of the corporation or a wholly owned subsidiary of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of such person. The repeal or amendment of this Article VII or any Section or provision thereof which would have the effect of limiting, qualifying or restricting any of the powers or rights of indemnification provided or permitted in this Article VII shall not, solely by reason of such repeal or amendment, eliminate, restrict or otherwise affect the right or power of the corporation to indemnify any person, or affect any right of indemnification of such person, with respect to any acts or omissions which occurred prior to such repeal or amendment. All rights under this Article VII shall be deemed to be provided by a contract between the corporation and each person covered hereby.

          Section 10. Savings Clause.  If this Article VII or any Section or
                      --------------
provision hereof shall be invalidated by any court on any ground, then the corporation shall nevertheless indemnify each party otherwise entitled to indemnification hereunder to the fullest extent permitted by law or any applicable provision of this Article VII that shall not have been invalidated.

                                 ARTICLE VIII.

                    Execution Of Instruments; Loans; Checks
                    ---------------------------------------
                      And Endorsements; Deposits; Proxies
                      -----------------------------------

          Section 1.  Execution Of Instruments.  The president or any vice
                      ------------------------
president shall have the power to execute and deliver on behalf of and in the name of the corporation any instrument requiring the signature of an officer of the corporation, except as otherwise provided in these bylaws or where the execution and delivery thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. Unless authorized to do so by these bylaws or by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

          Section 2.  Loans To Directors, Officers And Employees.  The
                      ------------------------------------------
corporation may lend money to, guarantee the obligations of and otherwise assist directors, officers and employees of the corporation, or directors of another corporation of which the corporation owns a majority of the voting stock, only upon compliance with the requirements of the General Corporation Law of the State of Delaware.

          Section 3.  Checks And Endorsements.  All checks, drafts or other
                      -----------------------
orders for the payment of money, obligations, notes or other evidences of indebtedness, bills of lading, warehouse receipts, trade acceptances and other such instruments shall be signed or endorsed by such officers or agents of the corporation as shall from time to time be determined by resolution of the board of directors, which resolution may provide for the use of facsimile signatures.

          Section 4.  Deposits.  All funds of the corporation not otherwise
                      --------
employed shall be deposited from time to time to the corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the board of directors, which resolution may specify the officers or agents of the corporation who shall have the power, and the manner in which such powers shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the corporation or its order.

          Section 5.  Proxies.  Unless otherwise provided by resolution adopted
                      -------
by the board of directors, the president or any vice president may from time to time appoint one or more agents or attorneys-in-fact of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or other entity any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation, association or other entity or to consent in writing, in the name of the corporation as such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                  ARTICLE IX.

                                 Miscellaneous
                                 -------------

          Section 1.  Waivers Of Notice.  Whenever notice is required to be
                      -----------------
given by law, by the certificate of incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting or (in the case of a stockholder) by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need to be specified in any written waiver or notice unless so required by the certificate of incorporation or these bylaws.

          Section 2.  Presumption Of Assent.  A director or stockholder of the
                      ---------------------
corporation who is present at a meeting of the board of directors or stockholders at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director or stockholder who voted in favor of such action.

          Section 3.  Seal.  The corporate seal of the corporation shall be
                      ----
circular in form and shall contain the name of the corporation and the words "Seal, Delaware." The custodian of the seal shall be the secretary, who along with the president or other officer authorized by the board of directors, may affix the seal to documents of the corporation.

          Section 4.  Amendments.  These bylaws may be altered, amended or
                      ----------
repealed or new bylaws may be adopted by the board of directors or by the stockholders in the manner provided in this Article IX, Section 4 at any meeting, but not by written consent, of the stockholders. In order for the board of directors to effect an alteration, amendment or repeal of these bylaws or to adopt new bylaws, written notice containing the proposed alteration, amendment, repeal, or new bylaws must be provided to all the directors of the corporation not less than 30 days prior to the meeting of directors at which the proposal is to be considered unless the proposal is approved by at least 75 percent of all directors including 80 percent of Independent Directors (as defined in Article IV, Section 9 of these bylaws together with other capitalized terms used in Article IX of these bylaws). In order for the stockholders to effect an alteration, amendment, or repeal of these bylaws or to adopt new bylaws, written notice containing the proposed alteration, amendment, repeal, or new bylaws has been provided to the secretary and all the directors of the corporation not more than seven days after the corporation gives notice of the meeting of stockholders at which the proposal is to be considered.

     Any amendment or repeal of any provision or all provisions of this Article IX, Section 4, or the adoption of any provision inconsistent with any provision or all provisions of this Article IX, Section 4, shall, in addition to any other vote or approval required by law or by these bylaws or by the certificate of incorporation, require the affirmative vote of (a) at least 75 percent of all the directors including at least two-thirds of the Independent Directors, or (b)
(i) at least 66 percent of the outstanding shares of each class of Voting Stock, as defined in Article IV, Section 9 of these bylaws, and (ii) at least a majority, not including shares owned by Interested Persons, of the outstanding shares of each class of Voting Stock.

          Section 5.  Emergency Bylaws.  Subject to repeal or change by action
                      ----------------
of the stockholders, the board of directors may adopt emergency bylaws in accordance with and pursuant to the provisions of the General Corporation Law of the State of Delaware.

                                   * * * * *